UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2025
Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma 73104
Address of Principal Executive Offices, Including Zip Code)
405-415-8699
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPX	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPECIAL NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein or incorporated herein by reference are “forward-looking statements.” Included among “forward-looking statements” are, among other things:

•statements that we expect to commence or complete construction of each phase of our midstream buildout plan by certain dates, or at all due to the uncertainties involved in projects of this nature;
•statements regarding future levels of natural gas production or our ability to successfully execute our development plan for the New Mexico Assets;
•statements relating to the anticipated costs related to our midstream buildout plan, which are subject to change due to cost overruns, change orders, necessity to acquire rights-of-way, delays or costs necessitated by regulatory requirements and/or approvals, adverse weather events and increases in prices of construction materials or labor;
•statements that the systems and facilities that we intend to build will have certain characteristics, including volume capacity or the feasibility and cost of pipeline interconnections;
•statements regarding our midstream business strategy, our midstream business plans (including strategic opportunities) or any other plans, forecasts or objectives any or all of which are subject to change;
•statements about our access to sufficient capital to fund the midstream buildout plan, our development plan or any related matters; and
•any other statements that relate to non-historical or future information.

These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “plan,” “project,” “propose,” “strategy” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect.

These statements relate to future events or our future financial performance or condition and involve known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K.

You should read this Form 8-K and the documents that we reference herein as well as the Company’s public filings completely and with the understanding that our actual results may differ materially from what we expect as expressed or implied by our forward-looking statements. We discuss many of these risks and uncertainties in greater detail in our Annual Report on Form 10-K, particularly in Part I. Item 1A. “Risk Factors” and our subsequent filings under the Securities Exchange Act of 1934. These forward-looking statements represent our estimates and assumptions only as of the date of this Form 8-K regardless of the time of delivery of this Form 8-K. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Annual Cash Short Term Incentive Plan

On March 24, 2025, the Compensation Committee (the “Committee”) of the Board of Directors (“Board”) of Riley Exploration Permian, Inc. (the “Company”) approved a 2025 annual short-term incentive compensation plan (the “STIP”) for the Company’s executive officers, including our chief executive officer and chief financial officer (collectively the “Named Executive Officers”). The STIP is intended to be consistent with the Company’s peer group and more closely align the executive compensation program with the overall performance of the Company and the interests of the Company’s stockholders.

Payouts on awards range from 50% to 200% of target based on attainment of certain metrics relating to oil production, lease operating expenses and general and administrative expenses (non-stock), upstream free cash flow, and health, safety and environmental (including total recordable incident rate, spill intensity and flare intensity), each with pre-established threshold, target and maximum performance goals. The targets as percentage of base salary for each Named Executive Officer are set forth in the table below:

Name	FY2025 STIP Target as % of Base Salary
Bobby D. Riley	100%
Philip Riley	80%

The Committee also established annual incentive targets for each Named Executive Officer based upon qualitative analysis of the Named Executive Officer’s position, responsibilities, and achievement of strategic objectives.

Long-Term Incentive Program

On March 24, 2025, the Committee approved the following long term equity incentive awards for 2025 (each a “2025 LTI Award”) to the Named Executive Officers to be issued under the Amended and Restated 2021 Riley Exploration Permian, Inc. Long Term Incentive Plan (the “LTIP”) whereby 70% of each 2025 LTI Award will consist of time based restricted stock and be issued pursuant to the Company’s previously filed form of Restricted Stock Agreement (Time Vesting - Named Executive Officers) and 30% of each 2025 LTI Award will consist of performance based restricted stock and be issued pursuant to a newly-adopted form of Restricted Stock Agreement (Performance Vesting):

Name	Target Number of Performance-Based Shares of Restricted Stock	Time-Based Shares of Restricted Stock Awarded
Bobby D. Riley	33,679	78,584
Philip Riley	15,252	35,588

The time-based portion of each 2025 LTI Award will be issued under the LTIP as shares of restricted stock with a grant date March 24, 2025 (the “Grant Date”) calculated using the 10-day VWAP of the Company's stock price for the period ending on the last business day prior to Grant Date and subject to a 3-year ratable vesting period using a vesting date of April 1st during each year of such vesting period, provided that the Named Executive Officer maintains continuous service with the Company through such date.

The performance-based portion of each 2025 LTI Award will be issued under the LTIP as shares of restricted stock on the Grant Date calculated using the 10-day VWAP of the Company's stock price for the period ending on the last business day prior to the Grant Date with a three-year cliff vesting schedule ending on April 1, 2028 based on the Company’s achievement of target metrics for total shareholder return performance set by the Committee relative to the Company’s peer group during the applicable performance period, provided that the Named Executive Officer maintains continuous service with the Company through the end of the relevant performance period. Payouts for the Named Executive Officers range from 0% to 200% of target based on attainment of the pre-established metrics

The foregoing description of the Restricted Stock Award Agreement (Performance Vesting) contained herein does not purport to be complete and is qualified in its entirety by reference to the Form of Restricted Stock Award Agreement (Performance Vesting), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Employment Agreements

On March 24, 2025, the Committee approved a form of amended and restated employment agreement (the “Amended and Restated Employment Agreement”) to supersede and replace the previously filed employment agreements between the Company and each of the Named Executive Officers.

Each Amended and Restated Employment Agreement will be effective as of April 8, 2025 and provides for an initial term of two years, with automatic renewals thereafter. Each of the Amended and Restated Employment Agreements (i) sets forth the material terms and conditions of employment, including base salary, employee benefit plan participation, severance and change in control benefits (ii) grants each Named Executive Officer the right to receive discretionary annual short-term incentive compensation as determined by the Committee for each fiscal year during the term, and (iii) grants each Named Executive Officer the right to receive discretionary prospective long-term incentive compensation under the LTIP, as determined by the Committee for each fiscal year during the term. Additionally, each Amended and Restated Employment Agreement includes certain restrictive covenants that generally prohibit the Named Executive Officer from (i) competing against the Company, (ii) disclosing information that is confidential to the Company and its subsidiaries and (iii) from soliciting or hiring the Company’s employees and those of its subsidiaries or soliciting the Company’s customers.

The foregoing description of the Amended and Restated Employment Agreements contained herein does not purport to be complete and is qualified in its entirety by reference to the copies of the Amended and Restated Employment Agreements for each of Bobby D. Riley and Philip Riley which are attached hereto as Exhibit 10.2. and Exhibit 10.3, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
10.1	Form of Restricted Stock Award Agreement (Performance Vesting)
10.2	Amended and Restated Employment Agreement dated March 26, 2025 with an effective date of April 8, 2025 by and between Riley Exploration Permian, Inc. and Bobby D. Riley.
10.3	Amended and Restated Employment Agreement dated March 26, 2025 with an effective date of April 8, 2025 by and between Riley Exploration Permian, Inc. and Philip Riley.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date:	March 26, 2025	By:	/s/ Philip Riley
Philip Riley
Chief Financial Officer